                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           WESTAMERICA BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                       [WESTAMERICA BANCORPORATION LOGO]

                                1108 Fifth Avenue
                          San Rafael, California 94901

                                 March 15, 2002

To Our Shareholders:

        You are cordially invited to attend the Annual Meeting of Shareholders of Westamerica Bancorporation. It will be held at 1:00 P.M. ON TUESDAY, APRIL 23, 2002, AT THE SHOWCASE THEATRE, MARIN CENTER, SAN RAFAEL, CALIFORNIA, as stated in the formal notice accompanying this letter. We hope you will plan to attend.

        At the Annual Meeting, the Shareholders will be asked to elect directors and to ratify the selection of independent auditors. We will also review operating results for the past year and present other information concerning Westamerica.

        In order to ensure your shares are voted at the Meeting, you can vote through the Internet, by telephone or by mail. Instructions regarding Internet and telephone voting are included on the proxy card. If you elect to vote by mail, please sign, date and return the proxy card in the accompanying postage-paid envelope. The Proxy Statement explains more about voting. If you attend the Meeting, you may vote in person even though you previously voted your proxy.

        We look forward to seeing you at the Annual Meeting on Tuesday, April 23, 2002, at the Showcase Theatre, Marin Center, San Rafael, California.

                                            Sincerely,


                                            /s/ DAVID L. PAYNE
                                            ------------------------------------


                                            DAVID L. PAYNE
                                            Chairman of the Board, President
                                            and Chief Executive Officer

                           WESTAMERICA BANCORPORATION

                                1108 Fifth Avenue
                          San Rafael, California 94901

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME

Tuesday, April 23, 2002, at 1:00 p.m.

PLACE

Showcase Theatre
Marin Center
San Rafael, California

ITEMS OF BUSINESS

1. To elect 11 directors to serve until the 2003 Annual Meeting of Shareholders;

2. To ratify the Board's appointment of KPMG LLP as independent auditors for 2002; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

WHO MAY VOTE?

Shareholders of record at the close of business on February 25, 2002 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

ADMISSION TO THE MEETING

Admission to the Meeting will require a ticket. If you are a Shareholder of record and plan to attend, please check the appropriate box on the proxy card and an admission ticket will be mailed to you. If you are a Shareholder whose shares are held through an intermediary, such as a bank or broker, and you plan to attend, please request a ticket by writing to the Shareholder Relations Department A-2B, Westamerica Bancorporation, P.O. Box 1250, Suisun City, California 94585. Evidence of your ownership, which you can obtain from your bank, broker or other intermediary, must accompany your letter.

ANNUAL REPORT

Westamerica Bancorporation's Annual Report to Shareholders for the fiscal year ended December 31, 2001 is enclosed. The Annual Report contains financial and other information about the activities of Westamerica Bancorporation, but it is not to be deemed a part of the proxy soliciting materials.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ KRIS IRVINE
                                            ------------------------------------

                                            Kris Irvine
                                            Assistant Corporate Secretary

Dated: March 15, 2002

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY, OR VOTE BY THE TELEPHONE OR INTERNET USING THE PROCEDURES DESCRIBED IN THE PROXY STATEMENT, SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

GENERAL

   Voting Information.......................................................  1

   Stock Ownership..........................................................  4

   Section 16(a) Beneficial Ownership Reporting Compliance..................  5

PROPOSAL 1 -- ELECTION OF DIRECTORS

BOARD OF DIRECTORS

   Nominees.................................................................  6

   Meetings and Committees of the Board.....................................  8

   Compensation of Non-Employee Directors...................................  9

   Corporation Transactions with Directors and Management...................  9

   Board Compensation Committee Report...................................... 10

   Compensation Committee Interlocks and Insider Participation.............. 12

EXECUTIVE COMPENSATION

   Summary Compensation Table............................................... 13

   Stock Options............................................................ 14

   Other Compensation Arrangements.......................................... 16

INVESTMENT PERFORMANCE

Comparison of Five-Year Cumulative Total Return............................. 18

PROPOSAL 2 -- RATIFICATION OF AUDITORS...................................... 18

AUDIT COMMITTEE REPORT...................................................... 19

SHAREHOLDER PROPOSAL GUIDELINES............................................. 20

OTHER MATTERS............................................................... 21

                           WESTAMERICA BANCORPORATION

                                1108 Fifth Avenue
                          San Rafael, California 94901

                                  ------------
                                 PROXY STATEMENT
                                 March 15, 2002

                                  ------------

                                     GENERAL

                                     PURPOSE

     This Proxy Statement and the accompanying proxy card are being mailed to Shareholders of Westamerica Bancorporation ("Westamerica" or the "Corporation") beginning on or about March 15, 2002. The Westamerica Board of Directors is soliciting proxies to be used at the 2002 Annual Meeting of Westamerica Shareholders, which will be held at 1:00 p.m., Tuesday, April 23, 2002, at the Showcase Theatre, Marin Center, San Rafael, California. Proxies are solicited to give all Shareholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted on at the Annual Meeting or any adjournment or postponement of that Meeting.

                               VOTING INFORMATION

WHO CAN VOTE. You are entitled to vote if you were a Shareholder of record of Westamerica common stock as of the close of business on February 25, 2002. Your shares can be voted at the Meeting only if you are present or represented by a valid proxy.

QUORUM AND SHARES OUTSTANDING. A quorum of Shareholders is necessary to hold a valid Meeting. A quorum will exist if a majority of the outstanding shares of common stock is present in person or by proxy. On February 25, 2002, 34,307,941 shares of Westamerica common stock were outstanding.

PROXY CARD. The Board has designated Arthur C. Latno, Jr., Ronald A. Nelson and Edward B. Sylvester to serve as Proxies for the Annual Meeting. As Proxies they will vote the shares represented by proxies at the Annual Meeting. If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the Proxies in favor of the election of all of the director nominees, and for ratifying the appointment of independent auditors for 2002. The Proxies will have discretionary authority to vote in accordance with their judgment on any other matter that may properly come before the Meeting.

REQUIRED VOTES - ELECTION OF DIRECTOR NOMINEES. Each share is entitled to one vote, except in the election of directors where a Shareholder may cumulate votes as to candidates nominated prior to voting, but only when a Shareholder gives notice of intent to cumulate votes prior to the voting at the Meeting. If any Shareholder gives such notice, all Shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the Shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired. In the election of directors, the 11 nominees receiving the highest number of votes will be elected.

VOTES REQUIRED - OTHER MATTERS. The affirmative vote of a majority of the shares present (in person or by proxy and entitled to vote at the Annual Meeting) is needed to ratify the appointment of KPMG LLP as Westamerica's independent auditors for 2002.

TABULATION OF VOTES. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the Shareholders' choices specified on their proxy. Where no choices have been specified, the shares will be voted for all 11 director nominees and to ratify the selection of KPMG LLP as independent auditors. If any other business is properly presented at the Annual Meeting, the Proxies will have discretionary authority to vote in accordance with their judgment on those matters.

        If your proxy is marked "Withhold" with regard to the election of any director, your shares will not be voted for or against the election of that director. Shares present in person at the Meeting which are not voted for a director nominee or shares present by proxy where the Shareholder has withheld authority to vote for a nominee will be counted in determining whether a quorum is present, but will not count toward a nominee's plurality. Shares properly voted as "Abstain" on a particular matter are considered as shares present at the Meeting for quorum purposes but are treated as having voted against the matter. If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in nominee name unless they are permitted to do so under the rules of any national securities exchange to which they belong. Under this rule, generally a member broker that has transmitted proxy solicitation materials to a beneficial owner may vote on matters that the exchange has determined to be routine. If a broker cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Broker non-votes count for quorum purposes, but are not counted as votes for or against any proposal.

HOW YOU CAN VOTE. You may vote by proxy or in person at the Meeting. To vote by proxy, you may select one of the following options:

        VOTE BY TELEPHONE. You can vote your shares by telephone by calling the toll-free telephone number shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the Shareholder by using individual control numbers. If you vote by telephone, you do NOT need to return your proxy card.

        VOTE BY INTERNET. You can also choose to vote on the Internet. The web site for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been properly recorded. If you vote on the Internet, you do NOT need to return your proxy card.

        IF YOU VOTE BY INTERNET OR TELEPHONE, YOUR VOTE MUST BE RECEIVED BY 12:00 P.M., CENTRAL TIME, ON APRIL 19, 2002 TO ENSURE THAT YOUR VOTE IS COUNTED.

        VOTE BY MAIL. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

SHARES REGISTERED IN THE NAME OF A BANK OR BROKERAGE FIRM. If your shares of common stock are held by a bank, broker or other nominee in "street name," you will receive voting instructions (including instructions, if any, on how to vote by telephone or through the Internet) from the record holder that you must follow in order to have your shares voted at the Annual Meeting

REVOCATION OF PROXY. If you vote by proxy, whether by telephone, Internet, or mail, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by (a) signing another proxy card with a later date and delivering it to us prior to the Meeting or sending a notice of revocation to the Corporate Secretary of Westamerica at 1108 Fifth Avenue, San Rafael, CA 94901, (b) voting at a later time by telephone or on the Internet prior to the Meeting, or (c) attending the Meeting in person and casting a ballot.

MULTIPLE COPIES OF ANNUAL REPORTS TO SHAREOWNERS. If you own Westamerica stock through a bank, broker, or other holder of record and received more than one copy of the Westamerica Annual Report at the same address, contact the holder of record to eliminate duplicate mailings. You should also contact the holder of record if, at a later date, you wish to resume the mailing of an Annual Report. To request additional Annual Reports or Proxy Statements, you can call Westamerica Bancorporation at (707) 863-6992 or you can send your request in writing to the Corporate Secretary of Westamerica at 1108 Fifth Avenue, San Rafael, CA 94901.

        At least one account at your address must continue to receive an Annual Report, unless you elect to receive future Annual Reports and Proxy Statements over the Internet. Mailing of dividends, dividend reinvestment statements, proxy materials and special notices will not be affected by your election to discontinue duplicate mailings of the Annual Report.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORTS. This Proxy Statement and the 2001 Annual Report are available on our Internet site at www.westamerica.com/investor relations. If you hold your Westamerica common stock in street name through a broker, a bank or other nominee, you may have the option of securing your Proxy Statement and Annual Report over the Internet. If you vote this year's proxy electronically, you may also be able to elect to receive future Proxy Statements and Annual Reports and other materials electronically by following the instructions when you vote.

                                 STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The Corporation does not know of any person or group that beneficially owned more than 5% of its common stock on February 25, 2002.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT. The following table shows the number of common shares and the percentage of the common shares beneficially owned (as defined below) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers during 2001 and by all directors and executive officers of the Corporation as a group as of February 25, 2002. For the purpose of the disclosure of ownership of shares by directors and management below, shares are considered to be "beneficially" owned if a person, directly or indirectly, has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership of shares within 60 days of February 25, 2002.

                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                     Sole       Shared Voting       Right to
                                                  Voting and         and         Acquire Within                  Percent
                                                  Investment      Investment       60 Days of                      of
Name and Address **                                  Power          Power       Feb. 25, 2002(1)     Total       Class(2)
                                                  -----------   -------------   ----------------   ---------     --------
Etta Allen .................................       10,701(3)                                          10,701         *
Louis E. Bartolini .........................        1,800                                              1,800         *
Don Emerson ................................       68,778                                             68,778       0.2%
Louis H. Herwaldt ..........................       30,000                                             30,000       0.1%
Arthur C. Latno, Jr ........................        3,222(4)                                           3,222         *
Patrick D. Lynch ...........................        1,000                                              1,000         *
Catherine Cope MacMillan ...................        4,000(5)                                           4,000         *
Patrick J. Mon Pere ........................      189,902(6)                           6,780         196,682       0.6%
Ronald A. Nelson ...........................       44,000                                             44,000       0.1%
Carl R. Otto ...............................        6,000                                              6,000         *
David L. Payne .............................       74,268(7)       539,918(8)        983,374       1,597,560       4.7%
Michael J. Ryan, Jr ........................       56,585(9)                                          56,585       0.2%
Edward B. Sylvester ........................       82,500                                             82,500       0.2%
Jennifer J. Finger .........................        4,996            1,395            58,210          64,601       0.2%
Robert W. Entwisle .........................        6,654(10)          812            74,897          82,363       0.2%
Hans T. Y. Tjian ...........................       81,224(11)       18,527           147,530         247,281       0.7%
E. Joseph Bowler ...........................       14,301(12)          156            46,820          61,277       0.2%

All 20 Directors and Executive
Officers as a Group ........................      683,414          585,855         1,435,885       2,705,154       7.9%

* Indicates beneficial ownership of less than one-tenth of one percent (0.1%) of the Corporation's common shares.
** The address of all persons listed is 1108 Fifth Avenue, San Rafael, CA 94901.

(1) During 1996, the Corporation adopted the Westamerica Bancorporation Deferral Plan that allows recipients of restricted performance shares to defer income into succeeding years. Includes all previously deferred shares.

(2) In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3)  Includes 10,350 shares held in a trust as to which Mrs. Allen is trustee.

(4) Includes 1,200 shares owned by Mr. Latno's wife, as to which Mr. Latno disclaims beneficial ownership.

(5)  Includes 3,040 shares held in a trust as to which Ms. MacMillan is trustee.

(6) Includes 5,817 shares owned by Mr. Mon Pere's wife as to which Mr. Mon Pere disclaims beneficial ownership.

(7)  Includes 921 shares held as custodian under the Uniform Gift to Minors Act.

(8) Includes 528,837 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership.

(9) Held in a trust, as to which Mr. Ryan is co-trustee with sole voting and investment power.

(10) Held in a trust, as to which Mr. Entwisle is co-trustee with sole voting and investment power.

(11) Includes 78,041 shares held in a trust, as to which Mr. Tjian is co-trustee with sole voting and investment power and also includes 43 shares held as custodian under the Uniform Gift to Minors Act.

(12) Includes 9,594 shares held in a trust, as to which Mr. Bowler is co-trustee with sole voting and investment power.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Such persons are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

        To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all
Section 16(a) filing requirements were complied with by Westamerica's officers, directors and 10% Shareholders except: the April 2001 Form 4 for Mr. Zbacnik and the July 2001 Form 4 for Mr. Tjian were inadvertently filed one day late due to a clerical error; Mr. Tjian reported one late transaction in his April 2001 Form 4 that was filed in a timely manner.

                       PROPOSAL 1-- ELECTION OF DIRECTORS

        Don Emerson and Michael J. Ryan, Jr. have announced their intentions to retire from the Board following the April 2002 Board Meeting. As a result, as of April 23, 2002 the number of directors of the Board to be elected at the Annual Meeting to hold office for the ensuing year and until their successors are elected and qualified will be reduced to 11. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the 11 nominees named below. The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the proxy holders reserve the right to substitute another person as nominee and vote for such person as directed by the Corporation's Board of Directors. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

                                    NOMINEES

        The nominees for election to the office of director of the Board are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees. All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.

                                                                                                   Director
Name of Nominee              Principal Occupation                                                   Since
---------------              --------------------                                                  --------
Etta Allen                   Mrs. Allen, born in 1929, is President and owner of Allen               1988
                             Heating and Sheet Metal of Greenbrae, California, and President
                             and owner of Sunny Slope Vineyard, Glen Ellen, California.

Louis E. Bartolini           Mr. Bartolini, born in 1932, retired in 1988 as a Vice President        1991
                             and financial consultant with Merrill Lynch, Pierce, Fenner &
                             Smith, Inc. He currently devotes some of his time to serving on various community service boards.

Louis H. Herwaldt            Mr. Herwaldt, born in 1932, is Chief Executive Officer of Herwaldt      1997
                             Automotive Group, Inc. Prior to 1996, Mr. Herwaldt had been
                             President of Herwaldt Oldsmobile-GMC Truck since 1969, President of Saturn of Fresno since 1991, and President of Herwaldt Motors since 1993. Mr. Herwaldt served as a director of ValliCorp
                             Holdings, Inc., which merged with and into the Corporation in 1997.

Arthur C. Latno, Jr.         Mr. Latno, born in 1929, was an Executive Vice President for            1985
                             Pacific Telesis Group (formerly Pacific Telephone Co.) in San
                             Francisco, California. Mr. Latno retired from that company in
                             November of 1992. He currently devotes some of his time to serving on various community service boards.

Patrick D. Lynch             Mr. Lynch, born in 1933, currently serves as a consultant to            1986
                             several private high technology firms.

                                                                                                   Director
Name of Nominee              Principal Occupation                                                   Since
---------------              --------------------                                                  --------
Catherine Cope MacMillan     Ms. MacMillan, born in 1947, is General Counsel for Nob Hill            1985
                             Properties, Inc., the owner of the Huntington Hotel in San
                             Francisco, California. Prior to 2000 she was President and
                             owner of the Firehouse Restaurant in Sacramento, California.

Patrick J. Mon Pere          Mr. Mon Pere, born in 1931, is the owner and President/Chief            1997
                             Executive Officer of Patrick James Inc., a men's retail clothing firm. Mr. Mon Pere served as a director of ValliCorp Holdings,
                             Inc., which merged with and into the Corporation in 1997.

Ronald A. Nelson             Mr. Nelson, born in 1942, was Executive Vice President of               1988
                             Charles M. Schulz Creative Associates, and a general partner in various Schulz partnerships through 1995. He has long been involved in the development of commercial property and also devotes time to personal investments and business consulting.

Carl R. Otto                 Mr. Otto, born in 1946, is the President and Chief Executive            1992
                             Officer of John F. Otto, Inc., a general contracting firm in
                             Sacramento, California.

David L. Payne               Mr. Payne, born in 1955, is the Chairman of the Board, President        1984
                             and Chief Executive Officer of the Corporation. Mr. Payne is
                             President and Chief Executive Officer of Gibson Printing and
                             Publishing Company and Gibson Radio and Publishing Company,
                             which are newspaper, commercial printing and real estate
                             investment companies headquartered in Vallejo, California.

Edward B. Sylvester          Mr. Sylvester, born in 1936, is the President of Sylvester              1979
                             Engineering, Inc. and SCO Planning and Engineering, Inc.,
                             civil engineering and planning firms with offices in Nevada
                             City and Truckee, California.

                      MEETINGS AND COMMITTEES OF THE BOARD

MEETINGS

        The Board held a total of 13 meetings during 2001. Every director attended at least 75% of the aggregate of: (i) the 13 Board meetings or that number of Board Meetings held during the period in which they served; and (ii) the total number of meetings of any Committee of the Board on which such director served.

COMMITTEES OF THE BOARD

EXECUTIVE COMMITTEE:

        MEMBERS: D. L. Payne, Chairman; D. Emerson, A. C. Latno, Jr., P. D. Lynch and E. B. Sylvester.

        NUMBER OF MEETINGS IN 2001: Twelve

        FUNCTIONS: The Board delegates to the Executive Committee, subject to the limitations of the California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation.

AUDIT COMMITTEE:

        MEMBERS: R. A. Nelson, Chairman; L. E. Bartolini, C. C. MacMillan, P. J. Mon Pere and C. R. Otto.

        NUMBER OF MEETINGS IN 2001: Five

        FUNCTIONS: The Audit Committee reviews with the Corporation's independent auditors and management the Corporation's accounting principles, policies and practices and its reporting policies and practices. The Audit Committee reviews with the independent auditors the plan and results of the auditing engagement and reviews the scope and results of the procedures of the Corporation's internal audit department. The Audit Committee reviews the adequacy of the Corporation's internal accounting procedures with the Corporation's internal audit staff and with the Board. Please see the Audit Committee Report which follows.

EMPLOYEE BENEFITS AND COMPENSATION COMMITTEE:

        MEMBERS: P. D. Lynch, Chairman; E. Allen, D. Emerson, R. A. Nelson and
        M. J. Ryan, Jr.

        NUMBER OF MEETINGS IN 2001: Five

        FUNCTIONS: The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation's employee stock option plans as well as the tax deferred savings, retirement, and profit-sharing plans. The Employee Benefits and Compensation Committee administers the Corporation's compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation.

NOMINATING COMMITTEE:

MEMBERS: A. C. Latno, Jr., Chairman; D. Emerson, P. D. Lynch, and E. B.
Sylvester.

NUMBER OF MEETINGS IN 2001: Two

FUNCTIONS: The Nominating Committee is responsible for reviewing the fees paid to directors for attendance at Board and Committee meetings and making recommendations with respect thereto. The Nominating Committee will consider Shareholder nominations for election to the Board submitted in accordance with section 2.14 of the Bylaws of the Corporation, which requires that nominations be submitted in writing to the Corporate Secretary (or Assistant Corporate Secretary) of the Corporation within not less than 14 days nor more than 50 days prior to any meeting at which directors will be elected and that nominations contain certain specified information regarding the nominee and the nominating Shareholder. Nominations not made in accordance with section 2.14 may be disregarded by the chairperson of the Meeting in his or her sole discretion.

LOAN AND INVESTMENT COMMITTEE:

        MEMBERS: E. B. Sylvester, Chairman; E. Allen, L. H. Herwaldt, A. C. Latno, Jr. and C. C. MacMillan.

        NUMBER OF MEETINGS IN 2001: Twelve

        FUNCTIONS: The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act.

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

        During 2001, non-employee directors of the Corporation received an annual retainer of $14,000. Each non-employee director received $1,000 for each meeting of the Board that he or she attended.

        During 2001, each non-employee director received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or directors' fees.

             CORPORATION TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

        Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. With the exception of the Corporation's Employee Loan Program under which all employees, including officers and directors, receive a one percent reduction from prevailing market rates, all outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other unfavorable features. As part of Westamerica's Employee Loan Program, all employees, including corporate officers, are eligible to receive mortgage loans at one percent below the bank's prevailing interest rate.

                      BOARD COMPENSATION COMMITTEE REPORT

OVERVIEW. The Employee Benefits and Compensation Committee of the Board of Directors (the "Committee") is comprised solely of directors who are not current or former employees of Westamerica Bancorporation. It oversees the executive compensation program and determines annual compensation for executives based on performance. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved.

        COMPENSATION OBJECTIVES AND POLICIES. The Committee seeks to ensure that:

        - incentive compensation is closely linked to company-wide, division and individual performance;

        - the interests of the Corporation's employees are aligned with those of its Shareholders through stock-based incentives and resulting stock ownership; and

        - compensation and benefits are set at levels that enable the Corporation to attract and retain highly qualified employees.

        In determining total compensation, the Committee obtains competitive market data, comparing the Corporation's compensation practices to those of a peer group of companies. The peer group is comprised of companies in the banking industry with which the Corporation competes for executive talent and which are generally comparable with respect to business activities.

BASE SALARY AND BONUS. Each executive officer named in the Summary Compensation Table receives a monthly base salary, and is eligible to receive an annual cash bonus. Over time, the Committee intends to limit base salaries, creating an increasing reliance on annual cash bonuses to achieve targeted total cash compensation, thus increasing the percentage of total compensation dependent upon Meeting specific performance objectives.

        Corporate performance measures are established each year based on the Corporation's business objectives. Specific criteria for each corporate objective are established for "Threshold," "Target," and "Outstanding" performance. Achievement of these annual corporate-level performance measures determines between 55% and 80% of the annual cash bonuses to be paid to each named executive, with the remaining 20% and 45% of the annual cash bonus determined by individual and division-level performance. This furthers the Committee's goal of linking management compensation to Shareholder interests.

STOCK OPTIONS AND RESTRICTED PERFORMANCE SHARES. Each named executive officer may be awarded an annual grant of stock options if one-year corporate-level goals are achieved. All named executive officers, except the Chief Executive Officer, are also eligible to receive an annual grant of restricted performance shares. Stock options are priced at 100% of fair market value on the date of grant and generally vest over three years. Options generally expire ten years after grant. Restricted performance shares generally vest three years after grant but only if three-year corporate-level performance goals are met.

PERFORMANCE CRITERIA. Specific criteria for each corporate objective are established for "Threshold," "Target," and "Outstanding" performance. During 2001 corporate performance measures for cash bonuses and stock option grants included meeting predetermined target levels for:

        - return on equity, return on assets, and earnings per share;

        - credit quality measures; and

        - revenue-per-share growth.

It also included:

        - holding non-interest expenses below a predetermined level;

        - maintaining satisfactory audit results; and

        - improving revenue per employee to specified levels.

        Additional corporate performance objectives for a three-year period are established by the Committee to accompany each grant of restricted performance shares. Whether each grant vests three years following the date of grant is determined by achievement of these pre-established, three-year performance objectives which include, but are not limited to:

        - return on equity, earnings per share growth, and revenue per share growth;

        - return on assets exceeding peers in the banking industry;

        - asset quality; and

        - service quality and client satisfaction.

COMPENSATION OF CHIEF EXECUTIVE OFFICER. Mr. Payne's 2001 base salary was $320,004 and annual cash bonus was $450,000. His 2001 bonus (included in the Summary Compensation Table below) was related 80% to the achievement of the corporate goals listed above and 20% to the achievement of individual management goals. Individual management goals achieved in 2001 included satisfactory results from regulatory examinations, satisfactory internal controls, satisfactory progress on acquisitions, satisfactory progress on employee development plans, and satisfactory improvements in service quality. Pursuant to the 1995 Stock Option Plan, Mr. Payne was granted 250,000 nonqualified stock options in January 2002 which was related to achievement of the 2001 performance measures. Compared to the corporate objectives, the Corporation:

        - exceeded its profitability objectives;

        - improved credit quality measures to better than targeted levels;

        - outperformed non-interest expense and control goals; and

        - improved efficiency measures to better than targeted levels.

        Mr. Payne is not eligible for restricted performance shares.

        In December 1998, the Corporation provided Mr. Payne with a deferred compensation agreement for additional corporate contributions to remain with the Corporation because of his leadership capabilities and his role in the development of potential acquisition targets. He must also attain certain performance goals that include Shareholder returns, overall financial performance, merger and acquisition activities, results of regulatory audit and loan review examinations, asset quality and revenue growth. On a quarterly basis throughout 2001 the Committee determined that Mr. Payne substantially met all the pre-established objectives during 2001, and the Corporation contributed $60,000 to his deferred compensation account. The deferred compensation will be distributed to him in a lump sum upon his continuous employment through January 1, 2004.

OTHER. In 1993, the Internal Revenue Code ("IRC") was amended to add section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation's highest paid executives. The Corporation intends generally to qualify compensation paid to executive officers for deductibility under the IRC, including section 162(m), but reserves the right to pay compensation that is not deductible under section 162(m).

        The Employee Benefits and Compensation Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention while further aligning Shareholders' and managements' interests in the performance of the Corporation and the Corporation's Common Stock.

               THE EMPLOYEE BENEFITS AND COMPENSATION COMMITTEE:

                           Patrick D. Lynch, Chairman

                         Etta Allen       Ronald A. Nelson
                         Don Emerson      Michael J. Ryan, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Messrs. Lynch, Nelson, Emerson, Ryan, Jr. and Mrs. Allen. No member of the Compensation Committee was an officer or employee of the Corporation or any of its subsidiaries during 2001. None of the executive officers of the Corporation has served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Corporation.

                             EXECUTIVE COMPENSATION

        The following Summary Compensation Table sets forth the compensation of the Corporation's Chief Executive Officer and the four other most highly compensated executive officers for services in all capacities to the Corporation, Westamerica Bank ("WAB") and other subsidiaries during 2001, 2000, and 1999:

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation                  Long-Term Compensation
                        -----------------------------------------------  --------------------------
Name and                                                                 Restricted      Securities
Principal                                                                Stock           Underlying            All Other
Position                Year       Salary       Bonus(1)       Other(2)  Awards(3)(4)    Options(3)         Compensation(5)
---------               ----      --------      --------       --------  ------------    ----------         ---------------
David L. Payne          2001      $320,004      $450,000           --            --       168,780            $ 86,791(6)(7)
Chairman,               2000       272,016       400,000           --            --       261,500             266,192
President & CEO         1999       272,016       350,000           --            --       192,090             270,494

Jennifer J. Finger      2001      $129,996      $ 98,200           --      $139,498        22,670            $ 18,228
SVP & CFO               2000       130,016        90,600           --       135,120        36,040              18,228
                        1999       129,984        91,200           --       133,757        25,770              17,354

Robert W. Entwisle      2001      $134,280      $110,000           --      $125,705        20,430            $ 18,967
SVP                     2000       134,280        50,000           --       121,680        32,470              18,563
                        1999       134,280        73,700           --       120,269        23,220              18,511

Hans T. Y. Tjian        2001      $130,008      $ 92,500           --      $125,705        20,430            $ 20,973
SVP                     2000       130,008        84,500           --       159,120        40,034              20,961
                        1999       130,008       101,900           --       108,518        20,910              19,429

E. Joseph Bowler        2001      $ 98,160      $ 61,500           --      $ 64,232        11,510            $ 19,997
SVP & Treasurer         2000        98,160        55,800           --        62,400        18,300              18,663
                        1999        98,160        54,000           --        61,516        13,200              18,568

-------------------

(1) Includes bonuses in the year in which they were earned.

(2) Excludes perquisites and other personal benefits that, in the aggregate, do not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the named executive officer.

(3) The Corporation grants restricted performance shares and stock options in the first quarter of each year based on corporate performance in the prior calendar year. As with all outstanding shares of common stock, dividends are paid only on vested restricted performance shares. At December 31, 2001 these individuals held the following unvested restricted performance shares with the following fair market values, based on the closing price of the Corporation's Common Stock on December 31, 2001 of $39.57 per share; Finger (13,040 shares valued at $515,992); Entwisle (11,740 shares valued at $464,551); Tjian (12,960 shares valued at $512,827); and Bowler (6,010 shares valued at $237,815). The following table sets forth the restricted performance share grants that were made on the following dates to the named individuals:

                                                                     Jan. 28, 1999   Jan. 25, 2000   Jan. 25, 2001
                                                                     Market Price:   Market Price:   Market Price:
                                                                     $34.56/Share    $24.00/Share    $39.40625/Share
                                                                     ------------    ------------    ---------------
David L. Payne ...............................................               0               0               0
Jennifer J. Finger ...........................................           3,870           5,630           3,540
Robert W. Entwisle ...........................................           3,480           5,070           3,190
Hans T. Y. Tjian .............................................           3,140           6,630           3,190
E. Joseph Bowler .............................................           1,780           2,600           1,630

(4) Restricted performance shares based on corporate performance in 2001 were granted on January 23, 2002 (on which date the market price was $38.74 per share) to the named individuals as follows: Payne--0; Finger--3,410; Entwisle--3,070; Tjian--3,070; and Bowler--1,570.

(5) Includes 2001 matching contributions made by the Corporation under the Tax Deferred Savings/Retirement Plan ("ESOP") for the accounts of Messrs. Payne, Entwisle, Tjian, Bowler and Ms. Finger in the amounts of: Payne--$0; Finger--$10,200; Entwisle--$10,200; Tjian--$9,330; and Bowler--$10,200; and
    includes 2001 contributions made by the Corporation under the Profit Sharing/Retirement Plan for the accounts of Messrs. Payne, Entwisle, Tjian and Bowler, and Ms. Finger in the amounts of: Payne--$7,650; Finger--$7,650; Entwisle--$7,650; Tjian--$7,650; and Bowler--$7,568; and includes 2001 insurance premiums paid by the Corporation for the accounts of Messrs. Payne, Entwisle, Tjian and Bowler and Ms. Finger in the amounts of:
    Payne--$1,054; Finger--$378; Entwisle--$1,117; Tjian--$3,993; and
    Bowler--$2,229.

(6) Includes the dollar value of the benefit to Mr. Payne of the remainder of the premium payable by the Corporation with respect to a split dollar life insurance policy for Mr. Payne (projected on an actuarial basis) in the amount of $14,550 for 2001; and bonus paid to Mr. Payne which he used to pay his portion of split dollar life insurance premiums in the amount of $3,537 for 2001.

(7) Includes deferred compensation of $60,000 pursuant to a 1998 deferred compensation agreement. See "Other Compensation Arrangements--Deferred Compensation Agreement."

                                 STOCK OPTIONS

The following table describes stock options that were granted pursuant to the Westamerica BanCorporation 1995 Stock Option Plan (the "1995 Stock Option Plan") to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in the fiscal year ended December 31, 2001. All of these grants were made on January 25, 2001, based on achievement of 2000 corporate performance objectives.

                        OPTION GRANTS IN LAST FISCAL YEAR

                       Number            Percent
                    of Securities       of Total
                     Underlying     Options Granted
                       Options      to All Employees       Exercise        Expiration     Present
Name                 Granted (1)     in Fiscal Year          Price             Date       Value (2)
----                ------------    -----------------      ---------        ----------   ----------
David L. Payne         168,780             27%             $39.40625        1/25/2011    $1,448,132
Jennifer J. Finger      22,670              4               39.40625        1/25/2011       194,508
Robert W. Entwisle      20,430              3               39.40625        1/25/2011       175,289
Hans T. Y. Tjian        20,430              3               39.40625        1/25/2011       175,289
E. Joseph Bowler        11,510              2               39.40625        1/25/2011        98,755

(1) All options are nonqualified stock options, which vest ratably over a three-year period commencing one year after the grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the Corporation's stock option plans provide that options may become exercisable in full in the event of a Change of Control as defined in each stock option plan.

(2) A Modified Roll-Geske option pricing model using standard assumptions, including 10.0% annual dividend growth, a risk-free rate equal to the six-year U.S. Treasury yield of 5.23%, volatility of 20.00% and a seven-year maturity was used to derive the per share option value of $8.58.

        The following table sets forth the stock options exercised in 2001 and the December 31, 2001 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         DECEMBER 31, 2001 OPTION VALUES

                                                                         Number of Securities
                                                                        Underlying Unexercised              Value of Unexercised
                                                                               Options at                   In-The-Money Options
                                  Shares                                   December 31, 2001              at December 31, 2001 (1)
                                 Acquired          Value           -------------------------------     ----------------------------
Name                            on Exercise       Realized         Exercisable       Unexercisable     Exercisable    Unexercisable
----                            -----------       --------         -----------       -------------     -----------    -------------
David L. Payne ...........             --                --            775,917           407,143      $12,871,569     $3,062,632
Jennifer J. Finger .......         12,014        $  184,126             30,050            55,286          173,265        420,811
Robert W. Entwisle .......         84,750         2,095,562             49,524            49,816          403,438        379,131
Hans T. Y. Tjian .........         41,550         1,246,973             94,395            54,089        1,445,124        453,795
E. Joseph Bowler .........         62,650         1,248,461              8,800            28,110           44,066        213,871

--------------
(1) Based on the closing price of the Corporation's Common Stock of $39.57 per share on December 31, 2001.

                        OTHER COMPENSATION ARRANGEMENTS

CERTAIN EMPLOYMENT CONTRACTS

        WAB entered into an employment agreement with Mr. Entwisle and Mr. Bowler, dated January 7, 1987. The agreements of these individuals are essentially identical except for salary. Mr. Entwisle's annual base salary is $134,280 and Mr. Bowler's is $98,160. The agreement is "evergreen" in the sense that the term of the agreement is automatically extended for one additional month upon completion of each additional month of employment unless WAB gives Mr. Entwisle or Mr. Bowler one year's notice of intent to terminate.

        WAB may terminate Mr. Entwisle's and Mr. Bowler's employment without cause and Mr. Entwisle and Mr. Bowler may terminate their employment for "good reason," as defined in the agreement. Under such circumstances, however, Mr. Entwisle and Mr. Bowler would be entitled to severance pay equal to the sum of:
(i) one time his base salary; (ii) his maximum bonus(es) had he remained employed one additional year past the date of termination; and (iii) an amount equal to his automobile allowance for the one year preceding the date of termination. The agreements with Mr. Entwisle and Mr. Bowler provide for the payment of liquidated damages upon termination of employment by WAB without cause or termination by Mr. Entwisle or Mr. Bowler for "good reason." Under the terms of the agreement, the amount of liquidated damages is reduced by any severance pay received by Mr. Entwisle or Mr. Bowler and they are under a duty to mitigate their damages.

        Hans T. Y. Tjian accepted a position with WAB as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian is entitled to: (i) receive an annual salary of $130,008; (ii) receive a car allowance of $1,000 per month; (iii) participate in WAB's executive bonus plan; (iv) participate in the Corporation's Stock Option Plan; and (v) vacation leave. In addition, Mr. Tjian is entitled to receive severance pay equal to his annual base salary for one year if his position is eliminated as a result of a Change of Control (as defined in the agreement).

PENSION AGREEMENT

        During 1997, the Corporation entered into a nonqualified pension agreement ("Pension Agreement") with Mr. Payne in consideration of Mr. Payne's agreement that restricted performance shares granted in 1995, 1996 and 1997 would be canceled. In January 2000, the Employee Benefits and Compensation Committee (the "Committee"), based on the Corporation's achievement of certain performance goals which had first been established for Mr. Payne's 1995, 1996, and 1997 restricted performance shares, determined Mr. Payne's annual pension will be $511,950. The vested portion of the pension will be paid to Mr. Payne as a 20-year certain pension commencing at age 55. Mr. Payne will be fully vested in the pension based on continuous employment through December 31, 2002.

        As part of the Pension Agreement, if Mr. Payne becomes subject to an excise tax as a result of the accelerated vesting of the pension in connection with a Change of Control (as defined in the Pension Agreement), Mr. Payne will also receive a cash payment equal to the sum of (i) the portion of any excise tax due attributable to the vested pension in excess of the portion of any excise tax that would be due if Mr. Payne's restricted performance shares had not been canceled, and (ii) the amount necessary to restore Mr. Payne to the same after-tax position as if no such excise tax had been imposed.

DEFERRED COMPENSATION AGREEMENT

        In December 1998, the Corporation entered into a deferred compensation agreement with Mr. Payne for additional discretionary deferred compensation to provide an incentive to remain with the Corporation through his retirement. The deferred compensation will be delivered in the form of discretionary monthly company contributions to be deposited in a non-qualified deferred compensation plan. The Committee will periodically review the accumulated deferred compensation balance, including investment performance, to determine if the additional discretionary company contributions are necessary to provide to Mr. Payne with an appropriate level of retirement benefits. The amount of such additional company contributions will be determined quarterly by the Committee and be based on Mr. Payne's attaining of certain performance goals to include, but not be limited to, Shareholder returns, overall financial performance, merger and acquisition activities, loan review examinations, asset quality and related reserves, and revenue growth.

        Mr. Payne's deferred compensation award will be paid in a lump sum and be contingent upon his continuous employment through January 1, 2004. The agreement allows for accelerated payment only in the event of death, disability, termination without cause, and termination as a result of a Change of Control (as defined in the 1995 Stock Option Plan). Deferred compensation of $60,000 was deposited in the non-qualified discretionary plan in 2001 as the Committee determined that Mr. Payne had achieved the quarterly performance goals. The accumulated deferred compensation account balance was $486,570 on December 31, 2001.

                             INVESTMENT PERFORMANCE

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN (1)

                           WESTAMERICA BANCORPORATION

                            TOTAL RETURN PERFORMANCE


                              [PERFORMANCE GRAPH]


                                                          PERIOD ENDING
                                    ----------------------------------------------------------
INDEX                               1996      1997       1998       1999       2000       2001
                                    ----      ----       ----       ----       ----       ----
WESTAMERICA BANCORPORATION (WABC)    100     178.93     192.92     146.66     226.00     208.06
S & P 500 (SPX)                      100     128.70     164.70     196.08     176.20     153.22
NASDAQ BANK INDEX (CBNK)             100     163.59     144.33     132.81     152.30     168.78

(1) Assumes $100 invested on December 31, 1996 in the Corporation's Common Stock, the S&P 500 composite stock index and Nasdaq's Bank Index

                     PROPOSAL 2-- RATIFICATION OF AUDITORS

        The Board, upon the recommendation of the Audit Committee, has approved the selection of the firm of KPMG LLP as independent auditor for the Corporation for 2002, to report on the consolidated financial statements of the Corporation, and to perform such other appropriate accounting services as may be required by the Board. The Board recommends that the Shareholders vote in favor of ratifying and approving the selection of KPMG LLP for the purposes set forth above. Should the Shareholders vote negatively, the Board would consider a change in auditors for the next fiscal year.

AUDIT FEES

        The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Corporation's annual financial statements for the most recent fiscal year (2001) and the reviews of the financial statements included in the Corporation's Forms 10-Q in 2001 was $292,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        KPMG LLP rendered no professional services for financial information systems design and implementation for the most recent fiscal year (2001).

ALL OTHER FEES

        The aggregate fees billed for services rendered by KPMG LLP, other than for the services described above, for the most recent fiscal year (2001) was $71,995. This included fees paid for other audit services that consisted principally of subsidiary audits and tax compliance fees.

        The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining KPMG LLP's independence.

        Representatives of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

        The Audit Committee is composed of five non-employee directors and operates under a written charter adopted by the Board of Directors. Each Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market. Management is responsible for the Corporation's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue an opinion thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, including the auditor's judgements about the quality, as well as the acceptability, of the Corporation's accounting principles as applied in its financial reporting.

        In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Corporation's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Corporation's annual financial statements to generally accepted accounting principles.

        The Corporation's independent auditors also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent auditors that firm's independence.

        Based on the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to Shareholder ratification, the selection of the Corporation's independent auditors.

                           Ronald A. Nelson, Chairman

                  Louis E. Bartolini       Catherine C. MacMillan
                  Patrick J. Mon Pere      Carl R. Otto

                        SHAREHOLDER PROPOSAL GUIDELINES

        To be considered for inclusion in the Corporation's Proxy Statement and form of proxy for next year's Annual Meeting, Shareholder proposals must be delivered to the Secretary (or Assistant Secretary) of the Corporation, 1108 Fifth Avenue, San Rafael, California 94901, no later than 5:00 p.m. on November 20, 2002. However, if the date of next year's Annual Meeting is set more than thirty days from the date of this year's Meeting, the notice must be received by the Secretary (or Assistant Secretary) in a reasonable time before we mail our Proxy Statement. All proposals must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

        In order for business, other than a Shareholder proposal included in the Corporation's Proxy Statement, to be properly brought before next year's Annual Meeting by a Shareholder, the Shareholder must give timely written notice to the Secretary (or Assistant Secretary) of the Corporation and must otherwise comply with the Corporation's Bylaws. To be timely, a Shareholder must deliver or mail a written notice to the Secretary (or Assistant Secretary) of the Corporation not less than 14 days nor more than 50 days prior to the Meeting. However, if the Corporation gives less than 21 days notice of the scheduled date of the Annual Meeting, then a Shareholder's notice will be timely if delivered or mailed to the Secretary of the Corporation no later than the close of business on the 7th day following the day on which such notice of the date of the Annual Meeting was mailed. A Shareholder's notice must set forth a brief description of the business desired to be brought before the Meeting, the name and residence address of the Shareholder proposing such business, the number of shares of the Corporation's common stock that are owned by the Shareholder and any material interest of the Shareholder in such business.

                                 OTHER MATTERS

        Management of the Corporation does not know of any matters to be presented at the Annual Meeting other than those specifically referred to herein. If any other matters should properly come before the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

        The cost of the solicitation of proxies in the accompanying form will be borne by the Corporation. The Corporation has retained the services of Georgeson Shareholder to assist in the proxy distribution at a cost not to exceed $2,000 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ KRIS IRVINE
                                            ------------------------------------
                                            Kris Irvine
                                            Assistant Corporate Secretary


Dated: March 15, 2002

--------------------------------------------------------------------------------
PROXY - WESTAMERICA BANCORPORATION
--------------------------------------------------------------------------------

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTAMERICA BANCORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 23, 2002

The undersigned holder hereby authorizes A. Latno, Jr., R. Nelson and E. Sylvester, each with full power of substitution, to represent and vote, as designated on the reverse side, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 1:00 p.m. on Tuesday, April 23, 2002 upon the matters set forth on the reverse side of this Proxy and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2.

    PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.

                (Continued, and to be signed on the other side)



MEETING TICKET REQUEST INSTRUCTIONS

WESTAMERICA BANCORPORATION ANNUAL MEETING OF SHAREHOLDERS
1:00 P.M. TUESDAY, APRIL 23, 2002, SHOWCASE THEATRE, MARIN CENTER, SAN RAFAEL, CALIFORNIA

You can avoid registration lines by obtaining tickets in advance. If you plan to attend the Meeting, please mark the "I Plan to Attend the Meeting" box on your Proxy Card and return it in the enclosed pre-addressed return envelope to Westamerica Bancorporation. P.O. Box 2702, Chicago, IL 60690-9402. You will be mailed a ticket entitling admission.

Because of seating limitations, your ticket is valid for admission of up to two people. If you desire additional tickets, please call Westamerica Bancorporation at (707) 863-6809.



INTERNET AND TELEPHONE VOTING INSTRUCTIONS

IT'S FAST, CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND POSTED.


-----------------
VOTE BY TELEPHONE
-----------------

Just follow these 4 easy steps:

1.         Read the accompanying Proxy Statement.

2. Call 1-877-276-0844 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

3. Enter your 6-digit Control Number located on the reverse, in the upper right corner.

4.         Follow the simple recorded instructions. You will have two options:

OPTION 1:  To vote as the Board of Directors recommends on all proposals:
           press 1. When asked, please confirm your vote by pressing 1.

OPTION 2:  If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.


----------------
VOTE BY INTERNET
----------------


Just follow these 4 easy steps:

1.         Read the accompanying Proxy Statement.

2.         Go to the following website: www.computershare.com/us/proxy

3. Enter the information requested on your computer screen, including your 6-digit Control Number located on the reverse, in the upper right corner.

4.         Follow the simple instructions on the screen.


PROXIES SUBMITTED BY TELEPHONE OR INTERNET MUST BE RECEIVED BY 12:00 P.M., CENTRAL TIME, ON APRIL 19, 2002.


YOUR VOTE IS IMPORTANT!
DO NOT RETURN VOTING FORM IF YOU ARE VOTING BY TELEPHONE OR INTERNET THANK YOU FOR VOTING

WESTAMERICA BANCORPORATION                                            CONTROL NUMBER

[  ]    Mark this box with an X if you have made changes              000000  0000000000  0  0000
        to your name or address details below.
                                                                      000000000.000 ext
                                                                      000000000.000 ext
MR A SAMPLE                                                           000000000.000 ext
DESIGNATION (IF ANY)                                                  000000000.000 ext
ADD 1                                                                 000000000.000 ext
ADD 2                                                                 000000000.000 ext
ADD 3                                                                 000000000.000 ext
ADD 4
ADD 5                                                                 HOLDER ACCOUNT NUMBER
ADD 6                                                                 C 1234567890     JNT


Use a black pen. Print in
CAPITAL letters inside the grey        A B C       1 2 3       X
areas as shown in this example.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------


A ELECTION OF DIRECTORS      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND
                             TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors Recommends a Vote FOR the listed nominees.



                     For     Withhold                             For     Withhold                              For     Withhold
                     ---     --------                             ---     --------                              ---     --------
01  E. Allen         [ ]       [ ]          05  P. Lynch                                 09  C. Otto

02  L. Bartolini     [ ]       [ ]          06  C. MacMillan      [ ]        [ ]         10  D. Payne           [ ]        [ ]

03  L. Herwaldt      [ ]       [ ]          07  P. Mon Pere       [ ]        [ ]         11  E. Sylvester       [ ]        [ ]

04  A. Latno, Jr.    [ ]       [ ]          08  R. Nelson         [ ]        [ ]


B ISSUES

The Board of Directors recommends a vote FOR the following resolutions.

                            For     Against      Abstain
Approval of Auditors.       [ ]       [ ]          [ ]

I PLAN TO ATTEND THE MEETING.
If you mark this box to the right an admission card    [ ]
will be sent to you.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name appears hereon. If acting as attorney, executor, trustee or in other representative capacity, please sign name and title. Receipt is hereby acknowledged of the Proxy Statement for the Meeting.


Signature 1                                  Signature 2                                  Date (dd/mm/yyyy)
-----------------------------------------    ------------------------------------------   -----------------------------------------
                                                                                                      /            /
-----------------------------------------    ------------------------------------------   -----------------------------------------

[ ]  A4361                                   1 U P X